United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8820
                                  ----------------------------------------------

                           The Markman MultiFund Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

Robert J. Markman, 6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code:  (952) 920-4848
                                                   -----------------------------

Date of fiscal year end:   12/31
                        ------------

Date of reporting period:  06/30/07
                         -----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

The Markman Core Growth Fund Semiannual Report

[Markman Core Growth Fund logo]
A Value-Added
Large Growth Strategy

                                                                      06.30.2007
                                                              Semi-Annual Report
                                                                     (unaudited)

Dear Fellow Shareholders,

Mid-year finds all of our relevant indices and comparatives in an unusually tight bunch. The S&P 500 Index, the Russell 1000 Growth Index, and both the Morningstar and Lipper Large Cap Growth Fund Averages all reached June 30 within a fraction of a percent of each other. As you can see in the accompanying table, the no-load performance of the Markman Core Growth Fund placed us right in the middle of this pack, a fraction above the S&P 500 Index and the Lipper Large Cap Growth Fund average and a fraction below the Russell 1000 Growth Index and the Morningstar Large Cap Growth Fund average.

As is also evident from the return stats, we continue to significantly outpace all of our relevant comparisons over the trailing one, three and five year periods. The persistence of our long-term return advantage since the formation of the Core Growth Fund in 2002 from the merged Markman fund of funds is attributable to two things: luck, and our value added investment process. I plan to take some time later in this report to share in greater depth how our investment process works.

Oceans of Cash

By mid-year, many veteran market observers were left scratching their heads, wondering how the stock market managed to pull off the best first half performance since 2003. (It's true: for the past four years almost all of the annual gains have come in the last four months of each year.) Sober assessments certainly seemed to be prudent. We were, after all, looking at a stock market that, entering its fifth year, was no longer young and sassy. Worse, this aging bull was facing some significant threats: oil prices once again grinding up to $70 per barrel, with no real top in sight; a post bubble house-of-pain housing market; sub-prime meltdowns that threatened to create a credit crunch; interest rates rising; and irresponsible threats from economically clueless congressmen of both parties on the protectionism and regulatory fronts. What more invitation does a bear need?


The RUSSELL 1000 GROWTH INDEX measures the performance of those stocks in the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in the index.

Morningstar Large Cap Growth

Funds that invest in big U.S. companies (stocks in the top 70% of the capitalization of the U.S. market) that are projected to grow faster than other large cap stocks. Growth is defined based on fast or high growth rates for earnings, sales, book value and cash flow, and high valuation based on price ratios and low dividend yields. Most of these portfolios focus on companies in rapidly growing industries. (Does not reflect sales load.)

Lipper Large Cap Growth

Funds that by portfolio practice invest at least 75% of their equity assets in companies with a market capitalization greater than 300% of the median market cap of the S&P Mid-Cap 400 Index. These funds normally invest in companies with earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index and will have above average valuation ratios compared to the U.S. diversified large cap funds universe. (Does not reflect sales load.)

Past performance is not a guarantee of future results.

First Half of 2007 Performance Comparisons Against

                           Market Index and Fund Peers

[BAR CHART]

MTRPX Class I                         7.71%
MARKX Class A                         7.79%
MARKX with maximum 5.5% sales load    1.86%*
RUSSEL 1000 Growth                    8.13%
Morningstar LCG                       8.06%
Lipper LCG                            7.59%
S&P 500                               6.96%

* Since Inception 05/01/07

Category Rankings Class I Shares

                      One Year        Three Year         Five Year
Morningstar    13th percentile    8th percentile    3rd percentile
------------------------------------------------------------------
Lipper          8th percentile    2nd percentile    1st percentile
------------------------------------------------------------------

Yet after a stomach churning late winter swoon (precipitated by a perceived 'mini-crash' in the Chinese stock market) global markets went on a spring buying binge that left even many bulls awed. While the bearish camp insisted on seeing this reaction as classic 'whistling past the graveyard' behavior, I think the continued rally is entirely rational. In my view, it is what results when reasonable stock valuations meet a veritable tsunami of global liquidity.

In our last Annual Report I touched on one element of the global liquidity story in my discussion of 'The Incredible Shrinking Stock Market.' The increased reduction of shares that I noted had occurred over the past couple of years has not only continued but in fact, has accelerated in 2007. Takeovers and buyouts in the $20, $30, even $40 billion range are becoming familiar stories. But, as I said, that is just one element of a larger picture.

Recycling, Wall Street Style

Think for a moment about the two biggest global economic stories: increased oil prices and the growth of China/India. I'd wager that most of the mainstream media reporting on these issues frame these stories in problem terms for the U.S. economy: Higher oil prices obviously create pain at the pump and put pressure on corporate profit margins; and our increasing trade deficit with the fast growing Chinese economy is leading to call for protectionist legislation from Congress. I'll not deny the downside reality at play here. But if we can free ourselves from the anchored perspective that the media remains stuck in, we might see that these two 'problems' are actually global wealth multipliers, and are just what is keeping the economy and markets humming much longer than expected.

Take oil. At $70 per barrel, enormous wealth is being amassed by a small group of fortunate countries. While a disgraceful amount of that wealth is being dissipated by corrupt rulers, the cash flow is so large that even spendthrift government officials are finding it impossible to throw it away fast enough. Oil producers from Norway to the United Arab Emirates are so flush with cash that they have more than enough official government reserves. They are now creating and adding to what are known as 'sovereign wealth funds.' (Russia, which was nearly bankrupt a decade ago for Pete's sake, now has over $350 billion in reserves--so much that they, too, are looking to create a special 'Future Generations Fund.') Unlike official government reserves, which traditionally are invested largely in U.S. and European government bonds, these sovereign wealth funds look to enhance returns for their country by investing in stocks and real estate.

The size of these funds is enormous. It is estimated that they may currently hold as much as $2.5 trillion in assets and could swell to a staggering $12 trillion by 2015. Compare that to the current $5 trillion held globally in official government reserves, and you get the idea--we may well be entering new, uncharted money flow territory.

Given the nature of the source of these dollars, the likelihood is that the bulk of the flows will be directed to purchases of large, blue chip stocks and 'trophy' real estate. As this story unfolds, you should not be surprised if these asset classes move higher in price--and sustain those gains for longer periods--than one might traditionally expect.

Portfolio Data

Morningstar Category:                             Large Cap Growth
------------------------------------------------------------------
Lipper Category:                                  Large Cap Growth
------------------------------------------------------------------
Five Year Beta vs. Russell 1000 Growth Index:                  .86
------------------------------------------------------------------
Five Year Alpha vs. Russell 1000 Growth Index:                6.16
------------------------------------------------------------------
Average Market Cap:                                 $46.34 billion
------------------------------------------------------------------

Morningstar Star Ratings (load waived)

o   Three Years    Five Stars (out of 1455 funds)   *****

o   Five Years     Five Stars (out of 1168 funds)   *****

o   Overall        Four Stars (out of 1455 funds)   ****

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.

The top 10 percent in a category receive five stars, the next 22.5 percent receive four stars, and the next 35 percent receive three stars, the next 22.5 percent receive two stars and the bottom 10 percent receive one star. (Each share class is counted as a fraction of one fund within the scale and rated separately, which may cause slight variation in the distribution percentages.) Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance, and are subject to change every month. They are derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

Selling Pencils to China

There is more to the story, though, than simple liquidity. We've all heard some variation on the old joke about how a guy plans to get rich selling pencils for a penny a piece; "If I can sell just one to everyone in China....." Indeed, one billion new consumers is no joke; and when you add in India's billion, you can't help but remember Senator Everett Dirksen's famous quip about government spending: "A billion dollars here, a billion dollars there, and before you know it you're talking real money." Today, you can almost hear the corporate chieftan thinking things like, "A billion consumers here, a billion consumers there, and before you know it you're talking real sales increases." Of course, of these two billion souls, most are still desperately poor and register little on the global economic scale. Still, between these two emerging giants there exists a rapidly growing middle class whose joint size exceeds the total population of the European Union or the U.S.

That's one heck of a lot of consumers. Since we've seen that infrastructure growth is driven by and follows middle class consumer growth (new homes and apartments built to house new middle class families; roads built to accommodate the cars sold, etc., etc.) we can expect the Asian boom to include not just lattes and Levis, but heavy and complex growth elements as well.

As I've noted on numerous occasions, we've never before in history--never-- seen such a huge and sudden expansion of global economic participation. The closest example--the post World War Two recoveries of Japan, Great Britain, Germany, Italy and France--involved populations half the size of those we are speaking of now. Even so, it helped support a long boom of prosperity that lasted for some twenty years after 1950 and created the modern economic world. And remember, in many ways, that the long post war boom was not 'the good old days': hot wars in Korea and Vietnam were just the bubbling surface manifestations of what was then an accepted 'long twilight struggle.' We were spending enormous resources, with no end in sight and no guarantee of victory, in the struggle against communism. The threat of nuclear devastation was real and never far from most folks calculations.

Yet with all the political and societal upheaval of the 1950-1970 period, the lasting economic story was one of how the pie was made larger by the incorporation of countries--previously devastated by the World War--into the system of regulated global capitalism. What we have learned from this is that economic growth is not a zero sum game. We did not become less prosperous between 1950 and 1970 by virtue of the fact that Germany and Japan recovered and became more prosperous than ever before. As goods and services are produced and change hands there is a multiplier effect that actually increases the total amount of wealth.

As a large cap U.S. growth fund, we find a number of prudent ways to potentially benefit from this historic global realignment. The wide range of metals and minerals that feed manufacturing will be supplied by diversified global mining giants like BHP Billiton, one of our top ten holdings. The machinery to build all these new roads, bridges, and office towers may be supplied by another top ten holding, Caterpillar. We are also moving into an expanded era of air travel. We will be seeing increased travel between far flung spots (what's the flight time between Abu Dubai and Shanghai?) that cannot be accommodated by car, train or ship. Additionally, the growth of the emerging Asian middle class means more consumer based leisure travel. Another of our holdings, Boeing, is uniquely positioned to benefit from these long term trends.

Mid-Year Check-ups

o TAXES: We are pleased to announce that our projections for 2007 indicate that there will be no taxable distribution this year.

o TRADING COSTS: We are also pleased to report that the commissions paid by the Fund to purchase and sell portfolio securities in the first six months of 2007 were significantly below those paid at this time last year. As of June 30, 2007 the Fund had paid $24,424 in commissions compared with $32,234 paid in the first six months of 2006. This represents a 27% expense reduction.

[PIE CHART]

Small (under 1.5 billion)    4.9%
Mid (1.5-8 billion)          4.0%
Large (over 8 billion)      91.1%

Market Caps 06.30.07
(as a percentage of the stock portion of the portfolio)

Top Ten Holdings
of the Stock Portfolio 06.30.07

Google                 6.17%
----------------------------
Apple                  6.14%
----------------------------
Mastercard             4.96%
----------------------------
Goldman Sachs          4.91%
----------------------------
Valero Energy          4.65%
----------------------------
AT&T                   4.57%
----------------------------
Caterpillar            4.31%
----------------------------
Sears Holding          4.27%
----------------------------
BHP Billiton           4.23%
----------------------------
Oil Service Holdrs     4.12%
----------------------------
Total in Top Ten      48.33%

On a sobering note, we will take care not to confuse a generally positive long term trend with 'new paradigm kool-aid.' The market physics of greed, fear, optimism and despair will have not been overturned and it is hard-wired human nature to drive market valuations and activity to unhealthy and unsustainable levels. You can count on even seemingly bright investors to always find a way to mess up a good thing. When those times occur, my expectation--although there is no guarantee--is that our proactive trading approach will provide the potential context for us to shift to reduce damage and potentially enhance returns.

"Between the two emerging giants, China and India, there exists a rapidly growing middle class whose joint size exceeds the total population of the European Union or the U.S. That's one heck of a lot of consumers."

Top Five Weighted Sectors

Energy/Natural Resources    13.01%
----------------------------------
Financial Services          12.16%
----------------------------------
Telecommunications          11.23%
----------------------------------
Health Care                  8.17%
----------------------------------
Leisure                      6.88%
----------------------------------

***** A Primer on Our Process:
How We Attempt To Add Value in a Large Cap Growth Portfolio

We believe a fund manager should be able to demonstrate--through results--a good reason for investors to use a managed strategy over a passive index or ETF approach. Active management must create regular and ongoing value--what in the money management industry is referred to as 'alpha'--over these alternatives. Our process is constructed to provide us with the highest potential to achieve this performance objective.

The process (what we consider to be the 'strategic foundation') begins with the identification of what we call Best of Breed companies. Though there are a number of specific criteria that go into determining a Best of Breed company, four of the most important characteristics are:

      o Unique and durable branding (assuming the company competes in an industry where branding is important)

      o     Market segment domination

      o A culture that encourages ongoing innovation (through actions and not just lip service)

      o A high degree of 'destiny control.' That is, the ability to dictate and not just react to events in its space.

Although this list may appear to be benignly simple, you'd be surprised how few companies actually pass muster when these criteria are rigorously applied. We also find that by focusing on these main criteria we find ourselves, by default, left with companies that have both superior financials and management teams.

The second part of the process involves adding a 'tactical overlay' on to the strategic foundation. For us, this tactical overlay is our willingness and ability to use proactive trading strategies. In other words, to buy and sell with a higher degree of frequency than many of our peers.

We have seen that is has the potential to create significant value. Markets will often over react in the short term, creating pricing inefficiencies that can be exploited by a nimble investor. Thus, even in quality long term core holdings, attractive points to increase or decrease position size occur with some regularity. Our willingness and ability to 'trade around' core positions increases, in our opinion, the potential for more positive risk/reward outcomes.

The combination of our relatively small size, extremely low cost of trading, and high liquidity of the large cap stocks we trade, gives us a tactical opening that many other funds do not have--even if they were emotionally so inclined to use this process. And that is a good thing. As legendary fund manager Bill Miller (he's the gentleman who gained renown for beating the S&P 500 fifteen years in a row) once observed, "If you do what other people do, you'll get the results other people do." You have not hired us to run a closet index fund that just hugs the market averages. We will continue to use and refine our unique process so that as events unfold we continue to have the potential to deliver significant alpha for the large cap growth portion of your portfolio.

Quick Takes on the Top Ten

Google  6.17%

By providing the best online search engine among the 'majors' (Yahoo, MSN, AOL) Google has become the dominant player in search related advertising, with a market share of upwards of 70%. And as Google continues to roll out innovative and free online services, its dominance becomes even greater. Many fear Google's seemingly lofty $500+ share price. But that price only reflects the fact that the stock has not split. Valuations are actually very reasonable, if not downright cheap; its sustainable growth rates are not fully priced into the stock, giving Google a PEG ratio some 75% lower than its closest competitor, Yahoo.

Apple 6.14%

With the enormously successful launch of the iPhone, Apple has created another 'game changer' that is already reorienting the world's thinking about portable computing devices and cell phones. The growth potential this creates both in Apple's core business and its new products are far greater than many of the old school, PC-centric Wall Street analysts are willing to credit. Today, and into the future, it will all be about 'ease of use' in the software interface, and this is where Apple has an insurmountable lead. I've learned over the years to trust the consumer instincts of my daughters who maintain that "Once you go Mac, you never go back."

Mastercard 4.96%

The world's largest public credit card brand. (Visa, though much larger, is still privately owned, although a Visa IPO is in the works for Fall 2007.) Like so many of our current holdings, Mastercard is a beneficiary of the current long boom in global growth. As we contemplate the emergence of a half billion person middle class in Asia over the next decade, one can see what growth potential lies in the fees to be earned by the major credit brands.

Goldman Sachs 4.91%

In a world of increasingly large and complex financial activity, it makes sense to own the gold standard in global investment banking, securities and money management. Though Goldman has become much more diversified and sheltered from the kind cyclical buffeting it had experienced in the past, the market is still applying a low multiple as if the old model were still in place. So in addition to organic growth, multiple expansion could drive the shares significantly higher in the years to come. Goldman possesses possibly the best and deepest management bench in the business as evidenced by the fact that some of the most respected and successful cabinet officers in the past two decades have been former Goldman CEO's: Robert Rubin, Treasury Secretary under Bill Clinton and Henry Paulson, Treasury Secretary under George Bush.

Valero Energy 4.65%

Many debate whether there is an oil shortage. What is unquestionable, though, is that there is a refining shortage. No new oil refinery has been built in the U.S. for thirty years, yet demand has grown enormously. This puts Valero, as North America's largest refiner, in an enviable position with its refineries operating at full capacity 24/7/365. Valero has also wisely chosen to specialize in the refining of 'sour crude.' This is oil that is dirtier and more difficult to refine and this is available to Valero at a significant discount to 'light sweet crude.' This enables Valero to earn outsize returns that are likely to persist for some time to come.

AT&T 4.57%

Ma Bell is back! AT&T sports the largest wireless customer base as well as the largest home internet customer base in the U.S. The significance of this lies in the opportunities it provides for selling additional services at a scale that few competitors can match. AT&T's teaming up with Apple as the exclusive U.S. provider of the new iPhone is an indication of the company's willingness to take risks and should pay off as customers migrate from competitors in order to buy the decade's hottest new tech toy.

Caterpillar 4.31%

Another play on global growth. Think mining. Think office and residential construction from Denver to Dubai. Think infrastructure build out--roads, bridges, tunnels and dams. As the strongest global brand in this space Catepillar is playing a central role in the long term global growth story. Impressively, management has not just scooped up the easy money but has made aggressive and innovative moves to make the company more diversified and efficient than in the past. This will help to smooth out earnings and ultimately create a higher multiple.

Sears Holdings 4.27%

Name notwithstanding, this is not about retail. We believe the stores will ultimately be seen as just a temporary cash cow. The eventual unlocking of the true value of this company will be seen in both the real estate the stores sit on and the capital allocating acumen of company Chairman Eddie Lampert. The Sears Board has given Lampert carte blanche to invest the company's massive cash hoard as he sees fit. Many observers, looking at his hedge fund record, consider Lampert to have the potential to be this generation's Warren Buffet. Recall that Buffet built his empire from the shell of a struggling textile company (Berkshire Hathaway). It is not a stretch to think that a skilled investor like Lampert could not achieve significant results starting with an even more viable vehicle like Sears.

BHP Billiton 4.23%

Producing everything from petroleum to platinum, BHP is the world's largest mining and minerals company. It has both a widely diversified product base as well as a broadly geographically diversified customer base, allowing it to benefit from economic growth and development around the world. As long as the current global boom continues--and we fully expect it to for some time--BHP Billiton will continue to generate record profits.

Oil Service Holdrs 4.12%

This concentrated ETF (80% in the top ten holdings) gives broad exposure to a basket of companies in the oil service and drilling industry. With the reality of a new era of higher oil prices upon us, the global energy complex will have an imperative to make up for two lost decades in which exploration for new resources was significantly curtailed. At current price levels, not only do increased expenditures in these sectors make economic sense, the major oil companies face the possibility of legislative penalties if they do not channel an increased portion of their huge profit toward increasing supply.

PORTFOLIO OF INVESTMENTS      June 30, 2007 (Unaudited)

        Shares                                                     Market Value

COMMON STOCKS  97.6%
ENERGY/NATURAL RESOURCES 13.0%
        40,000  Valero Energy Corp.                                $   2,954,400
        45,000  BHP Billiton Ltd. - ADR                                2,688,750
        15,000  Oil Service HOLDRS Trust                               2,622,750
                                                                   $   8,265,900
FINANCIAL 12.2%
        19,000  MasterCard, Inc.                                   $   3,151,530
        14,400  The Goldman Sachs Group, Inc.                          3,121,200
        11,000  Franklin Resources, Inc.                               1,457,170
                                                                   $   7,729,900
TELECOMMUNICATIONS 11.2%
        70,000  AT&T, Inc.                                         $   2,905,000
        23,000  Vimpel-Communications                                  2,423,280
        37,000  Akamai Technologies, Inc*                              1,799,680
                                                                   $   7,127,960
HEALTH CARE/MEDICAL 8.1%
        35,000  Amgen, Inc.*                                       $   1,935,150
        30,000  Cerner Corp.*                                          1,664,100
        12,000  Zimmer Holdings, Inc.*                                 1,018,680
         9,000  Johnson & Johnson                                        554,580
                                                                   $   5,172,510

LEISURE 6.8%
        50,000  McDonald's Corp.                                   $   2,538,000
        20,000  Las Vegas Sands Corp.*                                 1,527,800
         6,000  Royal Caribbean Cruises Ltd.                             257,880
                                                                   $   4,323,680
RETAIL 6.2%
        16,000  Sears Holdings Corp.*                              $   2,712,000
        48,000  Starbucks Corp.*                                       1,259,520
                                                                   $   3,971,520

INTERNET COMMERCE 6.2%
         7,500  Google, Inc. - Class A*                            $   3,925,350

CONSUMER ELECTRONICS 6.1%
        32,000  Apple Computer, Inc.*                              $   3,905,280

SOFTWARE & SERVICES 4.5%
        45,000  Adobe Systems, Inc.*                               $   1,806,750
        21,000  Infosys Technologies Ltd.                              1,057,980
                                                                   $   2,864,730

INDUSTRIAL EQUIPMENT & COMPONENTS 4.3%
        35,000  Caterpillar, Inc.                                  $   2,740,500

AUTOMOTIVE 4.0%
        20,000  Toyota Motor Corp.                                 $   2,517,600

CONSUMER PRODUCTS 3.6%
        33,000  Altria Group, Inc.                                 $   2,314,620

AIRCRAFT 3.6%
        24,000  Boeing Co.                                         $   2,307,840

REAL ESTATE INVESTMENT TRUST 3.5%

        20,000  Vornado Realty Trust                               $   2,196,800

DEFENSE 2.0%
        16,000  General Dynamics Corp.                             $   1,251,520

CORRECTIONAL INSTITUTIONS 1.8%
        18,000  Corrections Corporation of America*                $   1,135,980

HOMEBUILDERS/REAL ESTATE DEVELOPMENT 0.5%
        12,000  Toll Brothers, Inc.*                               $     299,760

TOTAL COMMON STOCKS                                                $  62,051,450

INTERNATIONAL STOCK FUNDS 2.1%

        10,000  iShares MSCI Emerging Markets Index                $   1,313,700

MONEY MARKET FUNDS 0.2%
       139,907  5/3 Prime Money Market Fund                        $     139,907

TOTAL INVESTMENT SECURITIES 99.9%                                  $  63,505,057
(Cost $54,193,339)

OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%                                62,681

NET ASSETS 100.0%                                                  $  63,567,738

*     Non-income producing security.
ADR - American Depository Receipt.
See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (Unaudited)

ASSETS
    Investment securities:
        At acquisition cost                                        $ 54,193,339
                                                                   ============
        At market value                                            $ 63,505,057
    Accrued income                                                       47,231
    Receivable for securities sold                                    5,691,040
    Receivable for capital shares sold                                    1,528
    Receivable from Adviser                                              46,705
    Other assets                                                         29,529
                                                                   ------------
        TOTAL ASSETS                                                 69,321,090
                                                                   ------------

LIABILITIES
    Payable for securities purchased                                  5,648,236
    Payable for capital shares redeemed                                  24,688
    Payable to Adviser                                                   45,022
    Payable to other affiliates                                          34,621
    Payable to Trustees                                                     785
                                                                   ------------
        TOTAL LIABILITIES                                             5,753,352
                                                                   ------------

NET ASSETS                                                         $ 63,567,738
                                                                   ============
    Net assets consist of:
    Paid-in capital                                                $ 89,090,227
    Accumulated net investment loss                                    (170,221)
    Accumulated net realized losses
      from security transactions                                    (34,663,986)
    Net unrealized appreciation on investments                        9,311,718
                                                                   ------------
NET ASSETS                                                         $ 63,567,738
                                                                   ============

Pricing of Class I Shares

Net assets attributable to Class I shares                          $ 63,471,391
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value)                                                       4,637,551
Net asset value, offering price and
  redemption price per share                                       $      13.69

Pricing of Class A Shares

Net assets attributable to Class A shares                          $     96,347
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value)                                                           7,031
Net asset value, offering price and
  redemption price per share                                       $      13.70

See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2007(a) (Unaudited)

INVESTMENT INCOME
    Dividends                                                      $    253,527
                                                                   -------------
EXPENSES
    Investment advisory fees                                            251,909
    Professional fees                                                    87,187
    Compliance fees and expenses                                         27,500
    Administration fees                                                  26,250
    Sub transfer agent fees                                              18,909
    Custodian fees                                                       17,776
    Shareholder report costs                                             17,512
    Accounting services fees                                             16,250
    Transfer agent fees                                                  15,000
    Registration fees                                                    13,908
    Postage and supplies                                                 13,283
    Trustees fees and expenses                                            9,987
    Distribution fees - Class A                                             118
    Other expenses                                                       32,103
                                                                   -------------
        TOTAL EXPENSES                                                  547,692
        Fees Waived                                                    (110,378)
                                                                   -------------
    NET EXPENSES                                                        437,314
NET INVESTMENT LOSS                                                    (183,787)
                                                                   -------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS

    Net realized gains from
      security transactions                                           3,436,121
    Net change in unrealized appreciation/
      depreciation on investments                                     1,255,514
                                                                   -------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      4,691,635
                                                                   -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  4,507,848
                                                                   =============

(a) Except for Class A, which represents the period from commencement of operations (May 1, 2007) through June 30, 2007.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the Six Months Ended
                                                            June 30, 2007(a)     For the Year Ended
                                                                 (Unaudited)     December 31, 2005
FROM OPERATIONS
    Net investment loss                                        $   (183,787)         $   (181,283)
    Net realized gains from security transactions                 3,436,121             5,472,693
    Net change in unrealized appreciation/
      depreciation on investments                                 1,255,514             2,715,106
                                                               ------------          ------------
Net increase in net assets from operations                        4,507,848             8,006,516
                                                               ------------          ------------
FROM CAPITAL SHARE TRANSACTIONS CLASS I
  Proceeds from shares sold                                       8,863,457             4,862,373
  Payments for shares redeemed                                   (5,016,235)          (12,862,244)
                                                               ------------          ------------
 Net increase (decrease) in net assets from
    Class I capital share transactions                            3,847,222            (7,999,871)
                                                               ------------          ------------
CLASS A
    Proceeds from shares sold                                        90,866                    --
                                                               ------------          ------------
TOTAL INCREASE IN NET ASSETS                                      8,445,936                 6,645
NET ASSETS
    Beginning of period                                          55,121,802            55,115,157
                                                               ------------          ------------
    End of period                                              $ 63,567,738          $ 55,121,802
                                                               ============          ============
ACCUMULATED NET INVESTMENT INCOME (LOSS)                       $   (170,221)         $     13,566
                                                               ============          ============

(a) Except for Class A shares, which represents the period from commencement of operations (May 1, 2007) through June 30, 2007.

FINANCIAL HIGHLIGHTS Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                           CLASS I
                                   --------------------------------------------------------------------------------------------
                                    Six Months
                                         Ended         Year Ended      Year Ended     Year Ended     Year Ended     Year Ended
                                      June 30,       December 31,    December 31,   December 31,   December 31,   December 31,
                                          2007               2006            2005           2004           2003           2002
                                   (Unaudited)
Net asset value at beginning
  of period                         $    12.71         $    11.00      $    10.24     $     9.02     $     6.30     $     8.69
                                   -----------       ------------    ------------   ------------   ------------   -------------
Income (loss) from investment
  operations:
  Net investment income (loss)           (0.04)             (0.04)           0.05           0.07           0.08           0.18
Net realized and unrealized
  gains (losses) on investments           1.02               1.75            0.76           1.22           2.72          (2.40)
                                   -----------       ------------    ------------   ------------   ------------   -------------
Total from investment operations          0.98               1.71            0.81           1.29           2.80          (2.22)
                                   -----------       ------------    ------------   ------------   ------------   -------------
Less distributions:
Dividends from net
  investment income                         --                 --           (0.05)         (0.07)         (0.08)         (0.17)
                                   -----------       ------------    ------------   ------------   ------------   -------------
Net asset value at
  end of period                     $    13.69         $    12.71      $    11.00     $    10.24     $     9.02     $     6.30
                                   ===========       ============    ============   ============   ============   =============
Total return                              7.71%(b)          15.55%           7.94%         14.31%         44.40%        (25.63%)
                                   ===========       ============    ============   ============   ============   =============
Net assets at end of
  period (000s)                     $   63,471         $   55,122      $   55,115     $   60,132     $   59,614     $   52,296
                                   ===========       ============    ============   ============   ============   =============
Ratio of net expenses to
  average net assets                      1.43%(c)           1.58%           1.58%          1.44%          1.50%          0.96%
Ratio of net investment
  income (loss) to
  average net assets                     (0.60%)(c)         (0.33%)          0.46%          0.71%          0.97%          1.89%
Portfolio turnover rate                    493%(c)            799%            658%           472%           228%           145%(a)

(a) This calculation does not include securities acquired in connection with certain acquisitions in 2002.
(b)   Not annualized.
(c)   Annualized.
See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS Selected Per Share Data and Ratios for a Share Outstanding Throughout The Period

                                                                CLASS A(a)
                                                              -------------
                                                               Period Ended
                                                              June 30, 2007
                                                                (Unaudited)

Net asset value at beginning of period                        $       13.28
                                                              -------------
Income (loss) from investment operations:
  Net investment loss                                                 (0.01)
  Net realized and unrealized gains
    on investments                                                     0.43
                                                              -------------
Total from investment operations                                       0.42
                                                              -------------
Net asset value at end of period                              $       13.70
                                                              =============
Total return                                                           3.16%(b)
                                                              =============
Net assets at end of period (000s)                            $          96
                                                              =============
Ratio of net expenses to
  average net assets                                                   1.49%(c)
Ratio of net investment income (loss)
  to average net assets                                               (1.00%)(c)
Portfolio turnover rate                                                 493%(c)

(a) Represents the period from commencement of operations (May 1, 2007) through June 30, 2007.
(b)   Not annualized.
(c)   Annualized.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers one series of shares to investors, the Markman Core Growth Fund (the Fund). Prior to December 30, 2002, the Markman Conservative Allocation Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio were series of the Trust. Effective December 30, 2002, the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio each exchanged substantially all of their respective net assets for shares of the Fund. The performance and accounting history of the Markman Moderate Allocation Portfolio was assumed by the Fund. The total returns of the Fund are therefore those of the Markman Moderate Allocation Portfolio for periods prior to December 30, 2002.

Effective May 1, 2007, the Fund is authorized to offer two classes of shares:
Class A shares and Class I shares. Each Class A and Class I share of the Fund represents identical interests in the Fund's assets and has the same rights, except that (i) Class A shares have adopted a Distribution Plan pursuant to Rule 12b-1 (Note 3) and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable.

The Fund seeks long-term growth of capital by investing in securities including individual securities, open-end mutual funds, closed-end funds, and exchange traded funds. The Fund seeks to minimize risk through careful allocation among asset classes (stocks, bonds, cash), security size (large cap, mid-cap, small cap), investment style (growth, value), and through global diversification.

The following is a summary of the Trust's significant accounting policies:

Securities valuation - Shares of common stocks, closed-end funds and exchange traded funds are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Shares of open-end mutual funds and money market funds in which the Fund invests are valued at their respective net asset values as reported by the underlying funds. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS June 30, 2007 (Unaudited), continued
--------------------------------------------------------------------------------

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of assets, minus liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Fund records distributions of short-term capital gains made by mutual funds in which the Fund invests as dividend income and long-term capital gains made by mutual funds in which the Fund invests as realized capital gains.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the calendar year) plus undistributed amounts from prior years.

The following information is computed on a tax basis as of December 31, 2006:

Tax cost of portfolio investments                                  $ 48,355,672
                                                                   ------------
Gross unrealized appreciation on investments                       $  7,650,303
Gross unrealized depreciation on investments                           (837,168)
                                                                   ------------
Net unrealized appreciation on investments                            6,813,135
Capital loss carryforward                                           (36,843,472)
                                                                   ------------
Accumulated deficit                                                $(30,030,337)
================================================================================

During the year ended December 31, 2006, the Fund utilized $5,975,951 of capital loss carry-forwards. As of December 31, 2006, the Fund had a net capital loss carryforward of $36,843,472 of which $9,654,340 will expire in 2008, $12,127,416 will expire in 2009 and $15,061,716 will expire in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the acquisitions in 2002, may apply. Based on such limitations, unless the tax law changes, approximately $18,039,838 of these losses will expire unutilized.

As of June 30, 2007, the Fund's federal tax cost of securities was $55,449,974 resulting in net unrealized appreciation of $8,055,084 derived from $9,160,347 of unrealized gross appreciation less $1,105,263 unrealized gross depreciation.

The tax character of distributions paid by the Fund for the year ended December 31, 2006 was as follows:

                                                                            2006

From ordinary Income                                                        $ --
================================================================================

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. Reclassifications result primarily from the difference in the tax treatment of income received from REIT securities and distributions in excess of net investment income. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund's capital accounts on a tax basis. For the year ended December 31, 2006, the Fund made the following reclassification:

                                   Undistributed
  Paid-in                         Net Investment                     Realized
  Capital                             Income                      Capital Gains

($233,507)                           $186,952                        $46,555
================================================================================

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As of June 30, 2007, Management has determined that the Fund has no uncertain tax positions.

2. Investment Transactions

During the six months ended June 30, 2007, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities amounted to $151,894,836 and $147,941,600, respectively.

3. Transactions with Affiliates

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other officers of the Trust are also officers of the Adviser or of JPMorgan Chase Bank, N.A. ("JPMorgan"), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS June 30, 2007 (Unaudited), continued
--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AGREEMENT

The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Effective May 1, 2005, the Fund pays the Adviser a fee (Investment Advisory Fee) composed of: (1) a base fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily net assets (the Base Fee), and (2) a Performance Fee Adjustment that will add to or subtract from the Base Fee depending on the performance of the Fund in relation to the investment performance of the S&P 500 Index (the "Index"), the Fund's benchmark index, for the preceding twelve month period (the "Performance Fee Adjustment").

The Base Fee will be decreased in a series of breakpoints as the total assets under management for the Fund increase. The break points and the corresponding Base Fee are as follows:

$0 - $200 million                                                          0.85%
--------------------------------------------------------------------------------
Next $150 million                                                          0.80%
    (on assets from $200 - $350 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.75%
    (on assets from $350 - $500 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.70%
    (on assets from $500 - $650 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.65%
    (on assets from $650 - $800 million)
--------------------------------------------------------------------------------
All additional dollars                                                     0.60%
    (on assets over $800 million)
================================================================================

The maximum yearly Performance Fee Adjustment would be 10 basis points, or one-tenth of a percent, up or down. The Performance Fee Adjustment was not applied until the agreement had been in effect for 12 months ended April 30, 2006 (the "Initial Period"). For the Initial Period, the Adviser received only the Base Fee. The Performance Fee Adjustment is made at the end of each calendar month, after the Initial Period, based on the performance of the Fund relative to the Index for the preceding twelve months, to determine the Investment Advisory Fee payable for that month. During the six months ended June 30, 2007, the Adviser's base fee was reduced by $8,420 under the Performance Fee Adjustment.

Markman Capital Management, Inc. (the Adviser) entered into an expense limitation agreement pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Fund's total operating expenses on Class A shares to 1.49% of average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed to Class A shares by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A shares to exceed 1.49%. The Adviser has agreed to maintain the expense limitation with regard to Class A shares through May 1, 2008.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust and JPMorgan, JPMorgan supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. JPMorgan coordinates the preparation of tax returns for the Fund, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. JPMorgan also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For the performance of these services, the Fund pays JPMorgan a monthly base administrative fee, an asset-based accounting fee, and a transfer agent fee based on the number of shareholder accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

PLAN OF DISTRIBUTION

Effective May 1, 2007, IFS Fund Distributors, Inc. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement.

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Markman Core Growth Fund Class A shares for expenses incurred in the promotion and distribution of shares of the Fund. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

COMPLIANCE SERVICES

The Trust has contracted with the Adviser to provide the Chief Compliance Officer to the Trust, subject to approval by the Board of Trustees. The Chief Compliance Officer and his or her designees perform the duties and responsibilities in accordance with Rule 38a-1 under the 1940 Act. The Chief Compliance Officer, among other things, oversees an annual review of the policies and procedures of the Trust and its service providers and provides a summary report of his or her findings to the Board of Trustees. The Chief Compliance Officer's compensation is paid by the Adviser and the Trust reimburses the Adviser for such costs.

In addition, the Trust has contracted with JPMorgan to provide certain compliance services on behalf of the Trust. Subject to the direction of the Trustees of the Trust, JPMorgan developed and assisted in implementing a compliance program for JPMorgan on behalf of the Fund and; provides administrative support services to the Fund's Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from the Trust.

4. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

                                                           Markman Core Growth Fund
                                                ---------------------------------------------
                                                For the Six Months Ended   For the Year Ended
                                                        June 30, 2007(a)     December 31,2006
                                                             (Unaudited)
Class I
Shares sold                                                      676,784              418,517
Shares redeemed                                                 (376,601)          (1,092,606)
                                                ---------------------------------------------
Net increase (decrease) in shares outstanding                    300,183             (674,089)
Shares outstanding, beginning of period                        4,337,368            5,011,869
                                                ---------------------------------------------
Shares outstanding, end of period                              4,637,551            4,337,780
                                                =============================================
Class A
Shares sold                                                        7,031
                                                ------------------------
Shares outstanding, beginning of period                               --
                                                ------------------------
Shares outstanding, end of period                                  7,031
                                                ========================

(a) Except for Class A shares, which represents the period from commencement of operations (May 1, 2007) through June 30, 2007.

5. Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

--------------------------------------------------------------------------------
ADDITIONAL NOTES June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

PROXY VOTING GUIDELINES

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge, upon request, by calling 1-952-920-4848. They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing
(i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-952-920-4848. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2007 for Class A; January 1, 2007 for Class I and held for the entire period through June 30, 2007).*

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended June 30, 2007" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                            Net Expense Ratio         Beginning          Ending      Expenses Paid
                                   Annualized     Account Value   Account Value   Six Months Ended
                                June 30, 2007   January 1, 2007   June 30, 2007     June 30, 2007*
Markman Core Growth Fund
   Class A   Actual                      1.49%  $      1,000.00   $    1,031.60   $           2.53
                            ----------------------------------------------------------------------
   Class A   Hypothetical                1.49%  $      1,000.00   $    1,005.87   $           2.50
   -----------------------------------------------------------------------------------------------
   Class I   Actual                      1.43%  $      1,000.00   $    1,077.10   $           7.36
                            ----------------------------------------------------------------------
   Class I   Hypothetical                1.43%  $      1,000.00   $    1,017.70   $           7.15
   -----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366] (to reflect the one-half year period).

--------------------------------------------------------------------------------
APPROVAL OF MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

The Board of Trustees, and by a separate vote, the Trustees who are not considered to be "interested persons" of the Trust or the Adviser as defined in the Investment Company Act of 1940 (the "Independent Trustees"), approved the Management Agreement between the Trust and the Adviser with respect to the Fund at a meeting held on May 1, 2007.

In determining whether to approve the continuation of the Management Agreement, the Board of Trustees evaluated information furnished by the Adviser that the Board deemed necessary to determine whether continuance of the Management Agreement was in the best interests of the Fund and its shareholders. In making the recommendation to approve the Management Agreement, the Board of Trustees gave careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the nature, extent and the quality of the services to be provided to be rendered to the Fund by the Adviser, including the history, reputation, qualification and background of the Adviser as well as the qualifications of its key personnel; (2) the investment performance of the Fund as compared to similar mutual funds and relevant indices; (3) the level of fees paid to the Adviser as compared to similar mutual funds; (4) the cost of services to be provided and the profits to be realized by the Adviser from its relationship with the Trust; and (5) the possible economies of scale that would be realized due to Fund growth and whether fee levels reflect such economies of scale for the benefit of shareholders.

Prior to voting, the Independent Trustees reviewed the proposed continuance of the Management Agreement with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Management Agreement in a private session with counsel at which no representatives of management were present.

In considering the nature, extent and quality of services to be provided by the Adviser, the Board of Trustees reviewed the investment advisory and other services provided to the Trust and its shareholders, and the Adviser's personnel. The Board of Trustees considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board of Trustees took into account its familiarity with the Adviser's management through Board meetings, conversations and reports during the preceding year. The Board of Trustees took into account the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and lower fees and expenses. The Board of Trustees also took into account the Adviser's compliance policies and procedures. The Board of Trustees also received a copy of the Adviser's financial statement and discussed the financial condition of the Adviser. The Board of Trustees also considered the Adviser's role in coordinating the activities of the Fund's other service providers, as well as the services that the Adviser provides to the Fund's shareholders.

The Board of Trustees discussed the Fund's performance and expenses, including the performance fee component of the advisory fee. The Board of Trustees also noted that the Board reviews on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategy. The Board took into account the Fund's overall strong performance relative to its peer group, noting that the Fund has outperformed the average of both its Lipper and Morningstar peer groups for the one- and three-year periods ended December 31, 2006. Among other performance data, the Board of Trustees also noted the Fund's 5-star Morningstar ranking for the same periods and that the Fund ranked in the 2nd and 1st percentiles, respectively, of its Lipper peer group for the same periods. The Board of Trustees also considered the information provided in the Board materials comparing the expenses of the Fund to its peers. The Board compared the advisory fees and total expense ratios for the Fund with various comparative data, including the industry average advisory fees and expense ratios in the Fund's Morningstar category. The Board of Trustees noted that the Fund's advisory fee and total expenses were above the average of other mutual funds in the Fund's Morningstar category. The Board took into account the impact that the size of the Fund has on expenses. The Board of Trustees also took into account the quality of services received by the Fund, as well as the Fund's performance. The Board also noted that the Adviser had proposed to enter into an expense limitation agreement with respect to the Fund effective May 1, 2007.

The Board also took into consideration the financial condition and profitability of the Adviser and any indirect benefits derived by the Adviser from the Adviser's relationship with the Fund. In considering the Adviser's profitability, the Board of Trustees reviewed the cost to the Adviser of providing services to the Fund and the resulting profitability. The Board of Trustees also noted that the Adviser had proposed to enter into an expense limitation agreement with respect to the Fund. The Board concluded that the Adviser has the financial wherewithal to perform the services under the Management Agreement and that the Adviser's level of profitability from its relationship with the Fund was reasonable. The Board of Trustees concluded further that any indirect benefits the Adviser derives from its relationship with the Fund are incidental to the management fee the Adviser earns.

The Board of Trustees considered the relatively small size of the Fund and the effect of any potential future growth on its expenses and performance, noting that the advisory fee contains breakpoints, which could potentially result in economies of scale if the Fund's assets grow. The Board of Trustees also noted that if the Fund's assets increase over time, the Fund may also realize other economies of scale if assets increase proportionally more than certain other expenses.

In considering the approval of the Management Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as controlling. Based upon their review and consideration of the information provided in the Board materials prior to this meeting and also distributed at previous meetings, as well as their familiarity with the Adviser through the Board of Trustees' meetings throughout the years, the Board of Trustees reached the following conclusions regarding the Management Agreement, among others: (A) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Management Agreement; (B) the Adviser maintains appropriate compliance programs; (C) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (D) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser. Based on their conclusions, the Trustees determined that approval of the Management Agreement would be in the best interests of the Fund and its shareholders.

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST (Unaudited))
--------------------------------------------------------------------------------

Listed in below are the Trustees and principal officers of the Markman MultiFund Trust (the "Trust").

                                                                                               Number of            Other
                                                                                           Portfolios in      Directorships
                         Position(s)                                                        Fund Complex    Held by Trustee
                         Held With       Term of Office(1) and   Principal Occupation(s)     Overseen by        Outside the
Name/Address/Age         Trust           Length of Time Served   During Last 5 yrs               Trustee       Fund Complex
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

Robert J. Markman(2)     Chairman of     Since Inception         President, Treasurer and   1               N/A
6600 France Ave. South   the Board                               Secretary of Markman
Edina, MN 55435          and President                           Capital Management, Inc.
Age: 55

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

2 Mr. Markman is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment adviser to the Trust and, accordingly, as investment adviser to the Fund.

===========================================================================================================================
                                                                                               Number of            Other
                                                                                           Portfolios in      Directorships
                         Position(s)                                                        Fund Complex    Held by Trustee
                         Held With       Term of Office(1) and   Principal Occupation(s)     Overseen by        Outside the
Name/Address/Age         Trust           Length of Time Served   During Last 5 yrs               Trustee       Fund Complex
---------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

Susan Gale Levy          Trustee       Since Inception         Real Estate Advisor,         1               N/A
6600 France Ave. South                                         Equitable Realty.
Edina, MN 55435
Age: 54

Melinda S. Machones      Trustee       Since Inception         Director of Technology       1               St. Luke's
6600 France Ave. South                                         and Strategy, Duluth                         Hospital;
Edina, MN 55435                                                New Tribune; Self-employed                   St. Luke's
Age: 52                                                        management and technology                    Foundation;
                                                               consultant; Director of                      Marshall
                                                               Information Technologies,                    School
                                                               The College of
                                                               St. Scholastica.

Michael J. Monahan       Trustee       Since Inception         Vice President-External      1               N/A
6600 France Ave. South                                         Relations, Ecolab.
Edina, MN 55435
Age: 56

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

===========================================================================================================================
                         Position(s)
                         Held With     Term of Office(1) and   Principal Occupation(s)
Name/Address/Age         Trust         Length of Time Served   During Last 5 yrs
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:

Judith E. Fansler        Secretary     Since Inception         Chief Operations Officer,
6600 France Ave. South   Treasurer     Since May 2003          Markman Capital Management, Inc.
Edina, MN 55435          Chief
                         Compliance
Age: 55                  Officer       Since October 2004
===========================================================================================================================

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-707-2771.


Authorized for distribution only if preceded or accompanied by a current prospectus.

Investment Adviser                      Shareholder Services
Markman Capital Management, Inc.        c/o JPMorgan Chase Bank, N.A.
6600 France Avenue South                P.O. Box 5354
Minneapolis, Minnesota 55435            Cincinnati, Ohio 54201-5354
Telephone: 952-920-4848                 Toll-free: 800-707-2771
Toll-free: 800-395-4848

--------------------------------------------------------------------------------
Stay Informed
--------------------------------------------------------------------------------

Check for net asset values and more Portfolio/Strategy Updates online

www.markman.com

Call for Bob Markman's market overview and portfolio activity report

800-975-5463

For up-to-the-minute net asset values and account values, call the PriceLine

800-536-8679

For a prospectus, application forms, assistance in completing an application, or general administrative questions, call our HelpLine

800-707-2771

These forms are available:

      o     Account Application
      o     IRA/Roth Application
      o     IRA transfer request
      o     Systematic Withdrawal Plan Request
      o     Automatic Investment Request
      o     Company Retirement Account Application
      o     403(b) Plan and Application

The minimum direct investment is $5,000. If you want to invest less than $5,000, you may purchase the Markman Core Growth Fund through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman Core Growth Fund through these discount brokers.

For additional forms or answers to any questions just contact the Markman Core Growth Fund, between the hours of 8:30 AM and 5:30 PM EST, toll-free

800-707-2771.

[Markman Core Growth Fund logo]
A Value-Added
Large Growth Strategy

6600 France Avenue South
Minneapolis, Minnestoa 55435

Item 2. Code of Ethics.

Not required in semiannual report filings.

Item 3. Audit Committee Financial Expert.

Not required in semiannual report filings.

Item 4. Principal Accountant Fees and Services.

Not required in semiannual report filings.

Item 5. Audit Committee of Listed Companies.

Not applicable and not required in semiannual report filings.

Item 6. Schedule of Investments.

The schedule is included as part of The Markman Core Growth Portfolio Semiannual Report file under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable in semiannual filing.

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Item 12(b) of Form N-CSR are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Markman MultiFund Trust

By (Signature and Title)


/s/ Robert J. Markman
-------------------------------------
Robert J. Markman
President

Date:  August 28, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ Robert J. Markman
-------------------------------------
Robert J. Markman
President

Date:  August 28, 2007

By (Signature and Title)


/s/ Judith E. Fansler
-------------------------------------
Judith E. Fansler
Treasurer and Chief Financial Officer

Date:  August 28, 2007